UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

MAYFLOWER BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Mayflower Bancorp, Inc. Letterhead]

July 25, 2008

ANNUAL MEETING OF STOCKHOLDERS

Dear Fellow Stockholder:

It is our pleasure to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Mayflower Bancorp, Inc. (the “Company”) to be held at The Fireside Grille, Middleboro, Massachusetts, on Tuesday, August 26, 2008 at 10:00 a.m., Eastern time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting, as well as a copy of the Company’s Annual Report. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as a representative of Parent, McLaughlin & Nangle, our independent registered public accounting firm, will be present to respond to any questions our stockholders may have.

Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and mail the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

On behalf of your Board of Directors, your continued interest and support of Mayflower Bancorp, Inc. are sincerely appreciated.

Sincerely,

/s/ Edward M. Pratt
Edward M. Pratt
President and Chief Executive Officer

MAYFLOWER BANCORP, INC.

30 South Main Street

Middleboro, Massachusetts 02346

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 26, 2008

Notice is hereby given that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Mayflower Bancorp, Inc. (the “Company”) will be held at The Fireside Grille, Middleboro, Massachusetts on Tuesday, August 26, 2008 at 10:00 a.m., Eastern time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed herewith.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of three (3) directors of the Company; and

2.	Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s Bylaws, stockholders of record at the close of business on July 15, 2008 are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

Whether or not you expect to be present at the Annual Meeting, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope. If you do attend the Annual Meeting and wish to vote in person, you may do so even though you have voted an earlier proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Maria Vafiades
MARIA VAFIADES
Corporate Secretary

Middleboro, Massachusetts
July 25, 2008

IMPORTANT: YOUR VOTE IS VERY IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF

MAYFLOWER BANCORP, INC.

30 South Main Street

Middleboro, Massachusetts 02346

(508) 947-4343

ANNUAL MEETING OF STOCKHOLDERS

August 26, 2008

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mayflower Bancorp, Inc. (the “Company”) to be used at the 2008 Annual Meeting of Stockholders of the Company (hereinafter called the “Annual Meeting”) which will be held at The Fireside Grille, Middleboro, Massachusetts, on Tuesday, August 26, 2008 at 10:00 a.m., Eastern time. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about July 25, 2008.

REVOCATION OF PROXIES

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder’s proxy.

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted “FOR” the nominees for directors set forth below and “FOR” each of the other proposals set forth in this proxy statement for consideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in “street name” which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Stockholders of record as of the close of business on July 15, 2008 (the “Record Date”), are entitled to one vote for each share then held. As of the Record Date, the Company had 2,092,276 shares of common stock, par value $1.00 per share (the “Common Stock”), issued and outstanding. The Company does not have any other class of equity security outstanding on the Record Date. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with the Company and the Securities and Exchange Commission (“SEC”). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Company Common Stock as of July 15, 2008. The following table sets forth, as of July 15, 2008, certain information as to (i) those persons who were the beneficial owners of more than 5% of the Company’s outstanding shares of Common Stock, (ii) shares of Common Stock beneficially owned by each executive officer named in the summary compensation table, and (iii) shares of common stock beneficially owned by all directors and executive officers of the Company as a group. Information relating to the shares of Common Stock held by each director individually is provided in “Proposal I – Election of Directors.”

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding
John Kalisz 404 Nash Road New Bedford, Massachusetts 02740	112,725	5.39%

The Banc Funds Company, L.L.C. 200 North Wacker Drive Suite 3300 Chicago, Illinois 60606	113,235(2)	5.41

Edward M. Pratt	42,428(3)	2.01

John J. Biggio	11,100(4)	.53

Maria Vafiades	17,812(4)	.85

All Executive Officers and Directors as a Group (14 persons)	226,971(5)	10.53%

(1)	In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares and includes all shares of Common Stock held directly as well as held indirectly through a trust or corporation, by spouses, or as custodian or trustee for minor children and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, shared voting and investment power.

(2)	Based on a Schedule 13G filed on February 11, 2008. The amount shown consists of 55,000 shares owned by Banc Fund VI L.P. and 58,235 shares owned by Banc Fund VII L.P. The Banc Funds Company, L.L.C. is the general partner of MidBanc VI L.P. and MidBanc VII L.P., which are the general partners of Banc Fund VI L.P. and Banc Fund VII L.P., respectively.

(3)	Includes 19,400 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 15, 2008.

(4)	Includes 7,350 shares of Common Stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 15, 2008.

(5)	Includes 63,874 shares of Common Stock which may be purchased pursuant to stock options which are exercisable within 60 days of July 15, 2008.

PROPOSAL I — ELECTION OF DIRECTORS

The Company’s Board of Directors is currently composed of 11 members. The Board of Directors has determined that all of its directors meet the definition of an “independent director” set forth in Nasdaq Rule 4200(a)(15), except for Edward M. Pratt who is the President and Chief Executive Officer of the Company. The Company’s Articles of Organization and Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Three directors will be elected at the Annual Meeting to serve for a three-year term or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated Paul R. Callan, M. Sandra Fleet and William H. Fuller, each of whom are currently members of the Board, for election as directors to serve for three-year terms.

The Board of Directors recommends that stockholders vote “FOR” its nominees for directors.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above-named nominees with the terms as set forth above. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board may reduce the number of directors to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The following table sets forth for each nominee and for each director continuing in office, his or her name, age, the year he or she first became a director of the Company’s wholly owned subsidiary, Mayflower Co-operative Bank, the year of expiration of each director’s present term and the number of shares and percentage of the Common Stock beneficially owned at July 1, 2008. All of the listed persons became directors of the Company in February 2007 upon completion of the Bank’s reorganization into the holding company form of organization.

Name	Age as of July 15, 2008	Year First Elected Director	Present Term to Expire	Shares of Common Stock Owned at July 1, 2008 (1)		Percent of Class

BOARD NOMINEES FOR DIRECTORS TERMS TO EXPIRE IN 2011
Paul R. Callan	75	1962	2008	5,864	(2)	.28%
M. Sandra Fleet	63	2001	2008	8,737	(3)	.42
William H. Fuller	42	2006	2008	1,400.07

DIRECTORS CONTINUING IN OFFICE
Charles N. Decas	70	1981	2009	22,346	(2)	1.07
Joseph B. Monteiro	77	1982	2009	4,392	(3)	.21
Edward M. Pratt	54	1994	2009	42,428	(4)	2.01
Geoffrey T. Stewart	58	1991	2009	17,111	(2)	.82
E. Bradford Buttner	61	1985	2010	20,796	(2)	.99
William C. MacLeod	76	1968	2010	42,051	(2)	2.01
Diane A. Maddigan	53	1999	2010	6,942	(5)	.33
David R. Smith	74	1995	2010	25,992	(2)	1.24

(1)	Includes all shares owned directly by the named individuals or by the individuals indirectly through a trust or corporation, or by the individuals’ spouses and minor children. The named individuals effectively exercise sole voting and investment power over these shares. For the definition of beneficial ownership, see footnote (1) to the table in “Voting Securities and Principal Holders Thereof.”

(2)	Includes 3,992 shares of common stock which may be purchased pursuant to the exercise of stock options which are exercisable within 60 days of July 1, 2008.

(3)	Includes 1,000 shares of common stock which may be purchased by Ms. Fleet and Mr. Monteiro pursuant to the exercise of stock options which are exercisable within 60 days of July 1, 2008.

(4)	Includes 19,400 shares of common stock which may be purchased by Mr. Pratt pursuant to the exercise of stock options which are exercisable within 60 days of July 1, 2008.

(5)	Includes 3,822 shares of common stock which may be purchased by Ms. Maddigan pursuant to the exercise of stock options which are exercisable within 60 days of July 1, 2008.

The principal occupation of each nominee and director of the Bank for the last five years is set forth below.

Paul R. Callan has been an attorney in Middleboro, Massachusetts since 1957. He also is the Bank’s Attorney and serves as one of its conveyancers.

M. Sandra Fleet is currently employed by the Tremont Rehabilitation & Skilled Care Center in Wareham, Massachusetts and serves as the Admissions and Marketing Representative. Ms. Fleet previously worked for the Lantz Law Firm in Dartmouth, Massachusetts as Client Relations Manager.

William H. Fuller is a self-employed registered financial advisor as well as founder and President of The Bartending Service of New England, LLC and the President of the Central Cafe, Inc. in Middleboro, MA.

Charles N. Decas is retired. He served as Clerk Magistrate of the Falmouth District Court from 1995 to 2000.

Joseph B. Monteiro is retired. He was Postmaster/Manager of the Cape Cod Mail Processing and Distribution Center in Buzzards Bay, Massachusetts until 1988 when he retired.

Edward M. Pratt has been employed with the Bank since 1977 and served as Vice President and Senior Loan Officer of the Bank from 1988 to 1994. In May 1994, he was appointed President and Chief Executive Officer, succeeding William C. MacLeod.

Geoffrey T. Stewart is the Administrator of Newfield House, Inc., a 100 patient long-term health care facility located in Plymouth, Massachusetts.

E. Bradford Buttner is currently employed as Senior Vice President-Investments by Moors & Cabot, Inc. From 1995 to 2002, Mr. Buttner was employed by Legg Mason Wood Walker, Incorporated as an investment executive.

William C. MacLeod had been employed with the Bank since 1962 and served as President and Chief Executive Officer of the Bank from 1976 until his retirement in 1994.

Diane A. Maddigan has been a partner in Maddigan Tax Service since 1981, and is an enrolled agent with the Internal Revenue Service.

David R. Smith served as President of Lawrence Ready Mixed Concrete Corp. prior to his retirement in 1983. Mr. Smith formerly served as a director of Merchants Bank and Trust Co. and Falmouth Bank and Trust Co. of Cape Cod.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. During the year ended April 30, 2008, the Board of Directors of the Company, held 5 meetings, and the Board of the Bank met 12 times. No directors attended fewer than 75% of the total number of meetings of the Company’s Board of Directors and committee meetings for committees on which the director served during this period.

The Audit Committee

The Company has a separately designated Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The members of the Audit Committee are Directors Stewart, Monteiro, Maddigan and Fleet. All members of the Audit Committee are deemed to be “independent directors” as defined in Nasdaq Rule 4200(a)(15). The Board of Directors has determined that each of Directors Diane Maddigan and Geoffrey Stewart qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B under the Exchange Act. The Finance Committee has adopted a written charter, a copy of which was filed as Appendix A to the Proxy Statement for the 2007 Annual Meeting of Stockholders. The Company’s Audit Committee met 12 times and the Bank’s Finance Committee met 12 times during fiscal 2008.

The Nominating Committee

The Company’s Nominating Committee assists the Board of Directors in (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee. The procedures of the Nominating Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating Committee Procedures” below. For this year’s Annual Meeting, the Nominating Committee was comprised of Directors Decas, Monteiro and Stewart, each of whom is an “independent director” as defined in NASD Rule 4200(a)(15). The Nominating Committee met one time during fiscal year 2008. The Board of Directors has adopted a written charter for its Nominating Committee, which was filed as Appendix B to the Proxy Statement for the 2007 Annual Meeting of Stockholders.

Nominating Committee Procedures

In its deliberations, the Nominating Committee considers a candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Company’s market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies on the Board, the Nominating Committee solicits its then current directors for the names of potential qualified candidates. The Nominating Committee may also ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Bank.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders who wish the Nominating Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Corporate Secretary of the Company at Mayflower Bancorp, Inc., 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts 02346. Each such written recommendation must set forth (i) the name of the recommended candidate, (ii) the number of shares of stock of the Company that are beneficially owned by the stockholder making the recommendation and the recommended candidate, and (iii) a detailed statement explaining why the stockholder believes the recommended candidate should be nominated for election as a director. In addition, the stockholder making such recommendation must promptly provide any other information reasonably requested by the Nominating Committee. In order to be considered by the Nominating Committee for nomination for election at an annual meeting of stockholders, the recommendation must be received by the May 1st preceding the annual meeting. Recommendations by stockholders that are made in accordance with these procedures will receive the same consideration given to other candidates recommended by directors or executive management.

The Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee. The members of this committee are Directors Buttner, Decas, MacLeod and Smith. This Committee met three times during fiscal 2008. The Board of Directors has adopted a written charter for its Compensation Committee, a copy of which is attached hereto as Appendix A.

Board Policies Regarding Communication with the Board of Directors and Attendance at Annual Meetings

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to the Corporate Secretary of the Company at Mayflower Bancorp, Inc., 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts 02346. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

All of the directors attended the Bank’s 2007 annual meeting of stockholders. The Company encourages all of its Directors to attend the annual meeting of stockholders, although the Company does not have a formal policy regarding Board member attendance at such meetings.

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2008 fiscal year.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Total ($)
E. Bradford Buttner	$20,200	(2)	$—	$20,200
Paul R. Callan	17,500		—	17,500
Charles N. Decas	24,350	(2)	—	24,350
M. Sandra Fleet	20,100	(2)	—	20,100
William H. Fuller	22,750	(2)	—	22,750
William C. MacLeod	21,175	(2)	—	21,175
Diane A. Maddigan	22,600	(2)	—	22,600
Joseph P. Monteiro	23,100		—	23,100
David R. Smith	29,150		—	29,150
Geoffrey T. Stewart	20,200	(2)	—	20,200

(1)	As of April 30, 2008, the Company’s directors had options to purchase shares of common stock as follows:

Mr. Buttner — 3,992 options; Mr. Callan — 3,992 options; Mr. Decas — 3,992 options; Ms. Fleet — 1,000 options;

Mr. McLeod — 3,992 options; Ms. Maddigan — 3,822 options; Mr. Monteiro — 1,000 options; Mr. Smith —3,992 options;

Mr. Stewart — 3,992 options; and Mr. Fuller — no options.

(2)	$4,000 of this amount was deferred.

Directors of the Company, with the exception of the Chief Executive Officer, are each paid a fee of $500 per Board meeting attended. As of May 1, 2008, this fee will be increased to $550. Directors are also paid an annual retainer of $7,500. Members of the Audit Committee, except for the Chairman who receives a fee of $400 per meeting attended, are each paid a fee of $300 per Audit Committee meeting attended. Members of the Security Committee, with the exception of the Chief Executive Officer, are each paid a fee of $350 per Security Committee meeting attended. Members of the Executive Committee, with the exception of the Chief Executive Officer, are each paid a fee of $225 per Executive Committee meeting attended.

Directors and certain executive officers of the Bank also receive $4,000 per annum (except, executive officers who are not directors receive $2,000) pursuant to the Bank’s Deferred Compensation Plan, the payment of which may be deferred at the participant’s direction until the Director or officer is no longer affiliated with the Company or the Bank. Amounts deferred earn interest at a rate equal to 75% of the Company’s return on equity for the most recently completed fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the individual who served as the principal executive officer of the Company for the 2008 fiscal year, the individual who served as the principal financial officer of the Company for the 2008 fiscal year and for the other most highly compensated executive officers of the Company who were serving as executive officers on April 30, 2008 and whose total compensation for the 2008 fiscal year exceeded $100,000 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		All Other Compensation ($) (2)	Total ($)
Edward M. Pratt President and Chief Executive Officer	2008 2007	$214,000 211,885		$	— —	$22,423 28,969	$236,423 240,854

John J. Biggio Vice President and Senior Lending Officer	2008 2007	134,800 130,077	(1)		3,700 2,500	12,275 16,148	147,075 148,725

Maria Vafiades Chief Financial and Accounting Officer	2008 2007	119,400 115,220	(1)		3,250 2,500	10,953 14,392	130,353 132,112

(1)	$2,000 of this was deferred.

(2)	Details of the amounts reported in the “All Other Compensation” column for 2008 are provided in the table below:

	Mr. Pratt	Mr. Biggio	Ms. Vafiades
Car allowance	$3,813	$—	$—
Employer contribution to 401(k) Plan	10,500	6,640	5,870
Paid life and disability insurance	2,163	1,875	1,758
Employer contribution to Bank’s retirement plan	5,947	3,760	3,325

Employment Agreements. The Bank has entered into employment agreements with Edward M. Pratt, President and Chief Executive Officer, John J. Biggio, Vice President and Senior Loan Officer and Maria Vafiades, Chief Financial and Accounting Officer (collectively, the “Executives”). Each agreement provides for annual renewal for an additional one-year period beyond the then-effective expiration date, upon an affirmative determination by the Board of Directors that the Executive’s performance has met the required performance standards and that the employment agreement should therefore be extended. Each agreement also provides for annual salary review by the Board of Directors, as well as inclusion in any discretionary bonus plans, customary fringe benefits, vacation and sick leave and disability payments of the Bank. Mr. Pratt’s agreement, which was renewed on July 10, 2008, provides for base compensation of $210,000 and for a term of three years to expire in July 2011. The agreements with Mr. Biggio and Ms. Vafiades were renewed on September 13, 2007 for a term of two years to expire in September 2009. These agreements also provide for base compensation of $134,550 and $118,950 for Mr. Biggio and Ms. Vafiades, respectively.

Messrs. Pratt and Biggio and Ms. Vafiades may each terminate their respective agreements upon 60 days’ notice to the Bank, in which case they will receive compensation through their termination date. Each agreement also terminates upon death, and is terminable by the Bank for “just cause,” as defined in the agreement. If the Bank terminates the Executive’s employment without just cause, the Executive is entitled to a continuation of his or her salary for the remaining term of his or her agreement and, for an additional 12-month period. The Bank will also pay to the Executive the cost of obtaining all health, life, disability and other benefits which the Executive would have been eligible to participate in through the term of the agreement.

Each of the employment agreements provides that, in the event of the Executive’s involuntary termination of employment in connection with, or within one year after, any “change in control” of the Bank, other than for just cause, the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.00 times his or her “base compensation” (2.99 times in the case of Mr. Pratt), as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that he or she receives on account of the change in control. The term “change in control” generally refers to (i) the acquisition, by any person or entity, of the ownership, or power to vote more than 25% of the Bank’s voting stock, (ii) the control of the election of a majority of the Bank’s directors, or (iii) the exercise of a controlling influence over the management or policies of the Bank. In addition, under the employment agreements, a change in control occurs when, during any consecutive two-year period, directors of the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Bank, unless the election of replacement directors was approved by two-thirds vote of the initial directors then in office. Each of the employment agreements also provides for a similar payment to be made to the respective Executive in the event of his or her voluntary termination of employment within either 30 days after a change of control for any reason or within one year after a change in control following the occurrence of certain specified events, including an assignment of duties and responsibilities other than those normally associated with such Executive’s executive position, a diminishment of his or her authority or responsibilities, failure to maintain benefit plans providing at least a comparable level of benefits to those presently afforded, failure to reelect him or her to the Bank’s Board of Directors (if serving on the Board on the date of the change in control), and, in the case of Mr. Pratt and Ms. Vafiades, requiring the Executive to move his or her personal residence or perform his or her principal executive functions outside a 35-mile radius of Middleboro, Massachusetts.

In February 2007, the Board of Directors amended the employment agreements in connection with the reorganization into the holding company structure, both to confirm that the reorganization itself would not constitute a change in control under the agreements and to provide that the holding company would act as guarantor of the Bank’s obligations to the Executives under the agreements.

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options for each of the Named Executive Officers outstanding as of April 30, 2008. The Company had no unvested stock awards at April 30, 2008.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward M. Pratt	9,000 7,500 2,900	— — —	$8.83 7.08 14.00	12/09/2009 06/08/2010 12/08/2015
John J. Biggio	4,500 2,850	— — —	8.83 14.00	12/09/2009 12/08/2015
Maria Vafiades	4,500 2,850	— — —	8.83 14.00	12/09/2009 12/08/2015

TRANSACTIONS WITH MANAGEMENT

The Bank does not make loans to its directors, officers or employees other than those which are secured in full by deposit accounts of the Bank. In each such instance, these collateral loans are: (A) made in the ordinary course of business; (B) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (C) did not involve more than the normal risk of collectibility or present other unfavorable features. The Bank has loans outstanding to current employees which were extended prior to their being hired by the Bank and which were: (A) made in the ordinary course of business; (B) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (C) did not involve more than the normal risk of collectibility or present other unfavorable features.

AUDIT COMMITTEE REPORT

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with Parent, McLaughlin & Nangle (“PMN”), the Company’s independent registered public accounting firm, the matters required to be discussed under Statement on Auditing Standards No. 114 (Communication With Those Charged With Governance) (“SAS 114”). In addition, the Audit Committee has received from PMN the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (“ISB Standard No. 1”) and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. The Audit Committee also has reviewed and discussed with management the Company’s audited financial statement to be included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2008.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the Audit Committee’s review of the financial statements, its discussion with PMN regarding SAS 61 and the written materials provided by PMN under ISB Standard No. 1 and the related discussion with PMN of their independence, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2008 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of

Mayflower Bancorp, Inc.

Geoffrey T. Stewart

Joseph B. Monteiro

Diane A. Maddigan

M. Sandra Fleet

AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANTS

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Parent, McLaughlin & Nangle for the audit of Bank’s annual consolidated financial statements for the fiscal year ended April 30, 2007 and the Company’s annual consolidated financial statements for the fiscal year ended April 30, 2008 and fees billed for other services rendered by Parent, McLaughlin & Nangle during those periods.

	Year Ended April 30,
	2008	2007
Audit fees (1)	$75,927	$73,069
Audit related fees (2)	—	612
Tax fees (3)	11,100	10,800
All other fees	—	—

Total	$87,027	$84,481

(1)	Audit fees consist of fees billed for professional services rendered for the audit of the Company’s and the Bank’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports on Form 10-QSB.

(2)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s and the Bank’s respective consolidated financial statements and are not reported under “Audit Fees.”

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the fiscal year ended April 30, 2008, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to the rules and regulations of the SEC, the Company’s officers and directors, and persons who own more than 10% of the Company’s Common Stock are required to file reports detailing their ownership and changes of ownership in the Common Stock with the SEC and the Company. Based solely on the Company’s review of ownership reports received during fiscal year 2008, or written representations from such reporting persons that no annual report of change in beneficial ownership is required, the Company believes that all Company officers and directors and stockholders owning in excess of 10% of the Common Stock have complied with the required reporting requirements, except that Director David R. Smith filed one late Form 4 reporting one late transaction.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as directed by a majority of the Board of Directors. The cost of the proxy solicitation will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without receiving additional compensation therefor.

ANNUAL REPORT

The Company’s 2008 Annual Report to Stockholders, including financial statements prepared in conformity with generally accepted accounting principles, accompanies the proxy statement mailed to stockholders of record as of the Record Date. Any stockholder who has Company’s Annual Report not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF JULY 15, 2008 UPON WRITTEN REQUEST TO MARIA VAFIADES, CORPORATE SECRETARY, MAYFLOWER BANCORP, INC., 30 SOUTH MAIN STREET, P.O. BOX 311, MIDDLEBORO, MASSACHUSETTS 02346.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials of the Company for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s main office at 30 South Main Street, P.O. Box 311, Middleboro, Massachusetts no later than March 27, 2009. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Corporate Secretary of the Company at the above address, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Maria Vafiades
MARIA VAFIADES
Corporate Secretary

Middleboro, Massachusetts

July 25, 2008

Appendix A

MAYFLOWER BANCORP, INC.

COMPENSATION COMMITTEE CHARTER

I.	Purpose

The Compensation Committee (the “Committee”) of the Board of Directors of Mayflower Bancorp, Inc. (the “Company”) is responsible for human resource policies, salaries and benefits, incentive compensation, executive development and management succession planning.

II.	Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board on an annual basis. Members shall serve until their successors are appointed. The Committee’s Chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairperson by vote of a majority of the full Committee. The Chief Executive Officer will meet often with the Committee, but the Chief Executive Officer will not be on the Committee or participate in all of its meetings.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The Committee shall meet at least annually, or more frequently as circumstances dictate. The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The Committee shall keep written minutes of all meetings.

IV.	Goals and Responsibilities

In carrying out its responsibilities:

•

The Committee shall have responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders. The Committee shall monitor the results of such policy to assure that the compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance, and is justified by the returns available to shareholders.

•

The Committee shall have responsibility for approval of compensation and benefit plans, which may include amendments to existing plans, cash- and equity-based incentive compensation plans, and non-qualified deferred compensation and retirement plans.

A-1

•	The Committee shall have responsibility for overseeing the administration of the Company’s benefit programs.

•

The Committee shall establish annually subjective and objective criteria to serve as the basis for the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those criteria and determine the Chief Executive Officer’s compensation based on that evaluation.

•

The Committee shall establish annually subjective and objective criteria to serve as the basis for the other executive officers’ compensation, evaluate the other executive officers’ performance in light of those criteria and determine the other executive officers’ compensation based on that evaluation. The Committee may consult with the Chief Executive Officer with respect to the compensation of other executive officers.

•

With respect to the Company’s equity-based compensation plans, the Committee shall approve grants of stock options, restricted stock, performance shares, stock appreciation rights, and other equity-based incentives to the extent provided under the compensation plans. The Committee may delegate to the President and Chief Executive Officer all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting requirements and other provisions of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time.

•	The Committee shall from time to time review and make recommendations to the Board of Directors regarding the compensation of non-employee directors.

•

The Committee shall review and discuss with management the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402. Based on such review and discussion, the Committee shall determine whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of shareholders. The Committee shall provide, over the names of the Committee members, the required Compensation Committee report for the Company’s proxy statement for the annual meeting of shareholders.

V.	Performance Evaluations

The Chairperson of the Committee shall discuss the Committee’s performance with each member of the Committee, following which discussions the Chairman shall lead the Committee in an annual evaluation of its performance. The Committee shall conduct an annual performance evaluation and review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

VI.	Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal or other advisors. The Committee shall have available to it such support personnel, including management staff, outside auditors, attorneys and consultants as it deems necessary to discharge its responsibilities. The Committee shall have the sole authority to retain and terminate any compensation consultant used to assist the Committee in evaluating executive compensation, including sole authority to approve such consultant’s fees and other retention terms.

A-2

REVOCABLE PROXY

MAYFLOWER BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

August 26, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Mayflower Bancorp, Inc. with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Mayflower Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Fireside Grille, Middleboro, Massachusetts on Tuesday, August 26, 2008 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as follows:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MAYFLOWER BANCORP, INC.

August 26, 2008

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. The election as directors of all nominees listed below (except as marked to the contrary below).

THIS PROXY, REVOKING PREVIOUS PROXIES, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

NOMINEES FOR THREE-YEAR TERMS:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	¡ Paul R. Callan ¡ M. Sandra Fleet ¡ William H. Fuller
INSTRUCTION: To withhold your vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

MAYFLOWER BANCORP, INC.

August 26, 2008

PROXY VOTING INSTRUCTIONS

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
ACCOUNT NUMBER

¯  Please detach along perforated line and mail in the envelope provided.  ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. The election as directors of all nominees listed below (except as marked to the contrary below):

THIS PROXY, REVOKING PREVIOUS PROXIES, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

NOMINEES FOR THREE-YEAR TERMS:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	¡ Paul R. Callan ¡ M. Sandra Fleet ¡ William H. Fuller
INSTRUCTION: To withhold your vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.